                     REVISED SUMMARY LIST OF UNDERLYING DOCUMENTS
                                          TO
                                    SCHEDULES TO
                               STOCK PURCHASE AGREEMENT

                                    AS OF 4/22/98


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            SCHEDULE #                                    UNDERLYING DOCUMENTS
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
3.1; Organization and Good Standing        -  Organization Chart
                                           -  Letter, dated December 31, 1998
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3.2; Authority; No Conflict                -  Cross-references to other Schedules
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3.3;  Capitalization                       -  Voting Trust Agreements, dated March 15, 1996,
                                              for the following parties:
                                                   James Stewart
                                                   Mark Stewart
                                                   Kathleen Stewart
                                                   Canadian Venture Capital Corporation
                                                   Barbara Karasiuk
                                           -  Letter Agreement, dated March 15, 1996, re BTL
                                              Industries, Inc.
                                           -  Voting Trust Agreement, dated March __, 1996,
                                              appointing Joseph Mooney as Voting Trustee
                                           -  Voting Trust Agreement, dated March __, 1996,
                                              appointing Edward Mooney as Voting Trustee
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3.6;  Properties; Encumbrances             Deeds, indentures and/or other documents dated
                                           and relating to the following properties:
                                           -  January 28, 1989 - Chester County  (Tech Ctr)
                                           -  September 1, 1995 - Chester County  (Trng Ctr)
                                           -  December 23, 1985 - Chester County (MPC Bldg)
                                           -  March 18, 1968 - Chester County (Kimberton Main)
                                           -  April 16, 1986 - Chester County (55 Acres)
                                           -  July 11, 1978 - Bergen County (NJ) (E.
                                           -  Rutherford)
                                           -  February 12, 1992 - York County (SC) (Rock Hill)
                                           -  September 16, 1980 - York County (Rock Hill)
                                           -  November 3, 1983 - Dallas County (TX) (Garland -
                                              Main)
                                           -  January 8, 1991 - Dallas County (Garland - Whse)
                                           -  August 5, 1982 - Marion County (IN) (Indy)
                                           -  December 17, 1984 - Polk County (FL) (Bartow)
                                           -  October 6, 1977 - Saratoga County (NY)
                                              (Waterford)
                                           -  October 5, 1989 - Rensselaer County (NY) (Troy)
                                           April 6, 1992 - Mohave County (AZ)- October 11,
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                                              1996 (Mirabel)

                                           -  Surveys delivered to Henry Company only

                                           Leases dated and for the following properties:
                                           -  April 5, 1995 (Costa Mesa, CA)
                                           -  December 23, 1995 (Irvington, N.J.), including
                                              addendum to Lease Agreement
                                           -  December 7, 1993 (VSP & St. Antoine)
                                           -  May 26, 1988  (Petrolia)
                                           -  February 7, 1997 (Mississauga)
                                           -  June 6, 1995 (PNC Lease)

                                           The following warehousing agreements:
                                           -  September 30, 1996 (Houston, TX)
                                           -  September 30, 1997 (Agreement in French)
                                           -  Certain other warehousing letters or quotations
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Supplement to 3.6; Title Insurance         -  Title policies for the following properties:
Policies
                                                    Kimberton, PA (Vacant Land)
                                                    Kimberton, PA (Former MPC Building)
                                                    Kimberton, PA (Training Center)
                                                    Kimberton, PA (Corporate Headquarters)
                                                    Kimberton, PA (Tech Center/Warehouse)
                                                    East Rutherford, NJ
                                                    Rock Hill, SC (Main)
                                                    Rock Hill, SC (Vacant Land)
                                                    Garland, TX
                                                    Garland, TX (Warehouse)
                                                    Indianapolis, IN
                                                    Waterford, NY
                                                    Troy, NY (retail store)
                                                    Bartow, FL
                                                    Kingman, AZ
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3.6(b)                                     Reference to Ville Ste. Pierre Operating
                                           Certificate; December 19, 1997 letter from
                                           Belanger Sauve
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3.7;  Personal Property                    -  Fixed Assets Report for Year 1997
                                           -  MPC Trucking --  Tractor Equipment Inventory
                                           -  Classification Summary - Petrolia
                                           -  Classification Summary - Ville St. Pierre
                                           -  Classification Summary - Mirabel
                                           -  List of Ville St. Pierre lab and customer
                                              service equipment
                                           -  Letter dated September 19, 1997 re computer
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                                              equipment
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3.8;  Condition and Sufficiency of         No documents included
             Assets
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3.9;  Accounts Receivable                  No documents included
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3.11;  No Undisclosed Liabilities          -  List of U.S. and Canadian auto leases
                                           -  Bank of Butterfield letter of credit
                                           -  Cieba-Geigy letter of credit and amendment
                                           -  Tampa Electric Company letter of credit
                                           -  Application for letter of credit dated November
                                              27, 1997
                                           -  June 19, 1997 letter re CSX Sidetrack Agreement
                                           -  Lists and agreements regarding leased equipment
                                           -  List of warranty items
                                           -  Metalshield warranty list
                                           -  List of Accrued Warranty Reserves
                                           -  Warranty list dated 3/9/98
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3.12;  Tax Returns                         -  Tax History as of February 10, 1998
                                           -  MB Holdings Inc. Tax Return Filing Status -
                                              12/31/96
                                           -  Letter dated February 4, 1998 from Deloitte &
                                           -  Touche re Bakor Holdings and Bakor
                                           -  Letter dated February 5, 1998 from Deloitte &
                                              Touche re Globe Vedag Corp., Globe-Vedag
                                              Holdings and Bakor (Quebec)
                                           -  Letter dated June 15, 1995 from IRS
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3.13;  Material Adverse Changes            No documents included
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3.14;  Employee Benefits                   -  Basic Insurance Coverage Outline
                                           -  Letter dated December 18, 1997 re Laborer's
                                              Industrial Pension Plan
                                           -  Premium Calculation Summary (Renewal Period
                                              4/98 - 3/99)
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3.15;  Compliance with Legal               Reference to and listing of all permits is made
           Requirements                    for reference purposes only.  Copies of all
                                           permits are included in a separate binder for
                                           reference purposes.
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3.16;  Legal Proceedings: Orders           -  Letter, dated December 17, 1997 from Rawle &
                                              Henderson re asbestos litigation
                                           -  Memorandum dated January 16, 1998 re Open Legal
                                              Actions
                                           -  Letter from M. P. Manning to Joseph McGovern,
                                              Esq. dated November 26, 1997 re 7/25/97 Summons
                                              in Rensselaer County
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                                           -  Letter dated August 27, 1997 from Kremblas,
                                              Foster, Millard & Pollick
                                           -  Letter dated September 10, 1997 from Pantich,
                                              Schwarz, Jacobs & Nadel, P.C.
                                           -  Letter from Stephanie van Boheemen dated August
                                              10, 1997, and internal memos from M. P. Manning
                                              re Isoltema patent infringement
                                           -  Letter, dated December 18, 1997 from Richard
                                              Charles Hamburger, P.C.
                                           -  List of Potential Future Legal Proceedings
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3.17; Material Changes and Events          -  Appropriation Requests for expenditures dated
                                              2/2/98, 12/5/97, 12/10/97, 12/19/97, 1/9/98
                                              1/30/98 and 2/2/98
                                           -  Summary of Project Expenditures File Listing
                                              dated 12/31/97
                                           -  List of Capital Expenditure Projects Underway
                                              Year End 1997
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3.18(a)(i); Contracts                      -  Agreement and Release dated September 14, 1990
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3.18(a)(ii); Contracts                     -  Logistics Provider Agreement, dated March 12,
                                              1997
                                           -  Supply letters or contracts with the following
                                              companies:
                                                   Phoenix Container Inc.
                                                   Hercules, Inc.
                                                   Calfors Bruk
                                                   Eckart Aluminum L.P.
                                                   Reynolds Metal Company
                                                   Air Products and Chemicals, Inc.,
                                                   Letica Corporation
                                                   Kronos, Inc.
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3.18(a)(iv);  Contracts                    -  Lease Agreement, dated July 2, 1996 (Cal-Tex
                                              Protective Coatings)
                                           -  Lease Agreement, dated July 24, 1997 (Leaman
                                              Logistics)
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3.18(a)(v); Contracts                      -  Agreement, dated April 1, 1997 (Local Union #57)
                                           -  Agreement, dated February 3, 1996 with UNITE
                                              Union
                                           -  Memorandum, dated September 4, 1997 re 1997
                                              Negotiation of Canadian benefits
                                           -  Collective Agreement - Ville St. Pierre
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3.18(a)(vii); Sales Representatives        -  Various Sales Representative agreements (as
                                              listed on cover to Schedule section)
                                           -  Letter, dated November 30, 1995 re Ranger
                                              Marketing
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3.18(a)(viii); Loan Agreements             -  Amended and Restated Loan Agreement, dated as of
                                              July 26, 1996 (PNC loan)
                                           -  First Modification Agreement, dated May 1, 1997
                                              (PNC loan)
                                           -  Second Modification Agreement, dated September
                                              30, 1997 (PNC loan)
                                           -  Third Modification Agreement, dated February 27,
                                              1998 (PNC loan)
                                           -  Loan Agreement, dated April 29, 1992  (AZ
                                              Commerce and Economic Development Commission)
                                           -  Note, dated September 1, 1995 (Kulp note)
                                           -  Credit Agreement, dated February 27, 1995
                                              (National Bank of Canada)
                                           -  Debenture dated February 18, 1994 (RoyNat, Inc.)
                                           -  Schedule of payments to CVCC
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3.19;  Insurance                           -  Murray Insurance Agency Summary of Insurance
                                              dated 11/11/97
                                           -  Letter, dated July 3, 1997 from Morris &
                                              MacKenzie re automobile insurance
                                           -  Letter, dated January 22, 1998 from Legion
                                              Insurance Company re loss run as of December,
                                              1997
                                           -  Letter, dated October 17, 1997 from Commonwealth
                                              Risk re Insurance Profit Center Program
                                           -  Continental Loss Adjusting Services, Inc. report
                                              dated December 31, 1997
                                           -  List of insurance policies for General
                                              Liability, Excess Liability, Property,
                                              Automobile and Workers' Compensation
                                           -  Letter, dated January 27, 1998 re MPC Trucking
                                              loss runs
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3.20;  Environmental Matters               -  Various documents relating to the matters
                                              referred to in the Schedule section introductory
                                              page, as amended
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3.21; Employees                            No documents included (excluding cross-references)
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3.22; Labor Relations Compliance           No documents included
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3.23; Intellectual Property Assets         -  License Agreement, dated February 17, 1993
                                           -  Patent Report, January 1998
                                           -  List of Canadian registered trademarks and
                                              patents
                                           -  Various patent and trademark documents
                                           -  Canadian trademarks re Bakor, Inc.
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3.24; Improper Payments                    No documents included; No schedule required
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3.25;  Relationships with Related          No documents included
Persons
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3.26;  Title to Shares                     -  Shareholders' Agreement, dated March 15, 1996
                                              Agreement, dated March 15, 1996
                                              Certain cross-references
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3.27; Customers and Suppliers              List of High Volume Accounts for 1997, 1996 and 1995
      (No Schedule title page included)
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